UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

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MEDNAX, INC.

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MEDNAX, INC. 1301 CONCORD TERRACE SUNRISE, FL 33323-2825 Your Vote Counts! Mednax, Inc. 2021 Annual Meeting Vote by May 11, 2021 11:59 PM ET for shares directly held. For shares held in a Plan (as defined in the Proxy Statement), vote by May 7, 2021 11:59 PM ET. D43203-P51249-Z79304 You invested in Mednax, Inc. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 12, 2021. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 28, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* May 12, 2021 10:30 AM ET Virtually at: www.virtualshareholdermeeting.com/MD2021 *Please check the meeting materials for any special requirements for meeting attendance. V1 V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of Directors Nominees: 01) Karey D. Barker 04) Manuel Kadre 07) Mark S. Ordan 10) John M. Starcher, Jr. 02) Waldemar A. Carlo, M.D. 05) Thomas A. McEachin 08) Michael A. Rucker 11) Shirley A. Weis 03) Paul G. Gabos 06) Roger J. Medel, M.D. 09) Guy P. Sansone 2. Proposal to approve the amendment and restatement of the Mednax, Inc. Amended and Restated 2008 Incentive Compensation Plan. 3. Proposal to approve the amendment and restatement of the Mednax, Inc. 1996 Non-Qualified Employee Stock Purchase Plan, as amended. 4. Proposal to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2021 fiscal year. 5. Proposal to approve, by non-binding advisory vote, the compensation of our named executive officers for the 2020 fiscal year. Board Recommends For For For For For Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D43204-P51249-Z79304